                                                                   Exhibit 32.02

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of PLATO Learning, Inc. (the "Company") for the period ended July 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory J. Melsen, Vice President, Finance and Chief Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 14, 2004                       /s/ Gregory J. Melsen
                                               ---------------------------------
                                               Vice President, Finance and
                                               Chief Financial Officer